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                                                                    Exhibit 10.4


                          AMENDMENT TO CREDIT AGREEMENT

      This Amendment to Credit Agreement ("Amendment") dated this 20th day of May, 2005, between MEADOWBROOK INSURANCE GROUP, INC., (the "Company"), and STANDARD FEDERAL BANK NATIONAL ASSOCIATION, (as "Lender").

                                    RECITALS

      A. The Company and the Lender entered into a certain credit agreement dated as of November 12, 2004 ("Credit Agreement") pursuant to which the Lender made a Revolving Credit facility in the amount of $25,000,000 available to the Company on terms and conditions set forth therein.

      B.    The parties desire to amend the Credit Agreement to change Section
11.14.4 as provided herein.

                                   AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. AMENDMENT OF CREDIT AGREEMENT. Section 11.14.4 of the Credit Agreement is amended to change "Quarterly" to "Annually at December 31".

      2. CONTINUED EFFECTIVE CREDIT AGREEMENT. Except as specifically modified or amended by this Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement as of the date first above written.


                          Signatures on following pages
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                                                     MEADOWBROOK INSURANCE
                                                     GROUP, INC.


                                                     By  /s/ Robert S. Cubbin
                                                         --------------------
                                                             Robert S. Cubbin
                                                     Its President and CEO
                                                         --------------------




                                                     STANDARD FEDERAL BANK
                                                     NATIONAL ASSOCIATION


                                                     By  /s/ Dennis J. Harder
                                                         --------------------
                                                             Dennis J. Harder
                                                     Its Senior Vice President
                                                         ---------------------




                 Signature page to Amendment to Credit Agreement